Property and Equipment, Net	12 Months Ended
Mar. 31, 2026
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
8 - Property and Equipment, Net
Information regarding property and equipment, net is as follows:

	As of
(in millions)	March 31, 2026	March 31, 2025
Leasehold improvements	$218	$167
Equipment	914	545
Fixtures and vehicles	63	47
Construction in progress	129	41
Total property and equipment, gross	1,324	800
Less: Accumulated depreciation	(552)	(446)
Total property and equipment, net	$772	$354
Finance lease right-of-use assets that were previously included in property and equipment, net have been reclassified to finance lease right-of-use assets on the Consolidated Balance Sheets to conform to current period presentation.
Depreciation expense for the fiscal years ended March 31, 2026, 2025 and 2024, was $122.6 million, $83.3 million and $71.0 million, respectively. There was no impairment of property and equipment for the fiscal years ended March 31, 2026, 2025 and 2024.
As of March 31, 2026 and 2025, the Company had ARO liabilities of $13.8 million and $12.8 million related to leasehold improvements, recorded in other current and other non-current liabilities on the Consolidated Balance Sheets. There were immaterial changes in ARO liabilities in the fiscal years ended March 31, 2026, 2025 and 2024.
As of March 31, 2026 and 2025, the Company had $5.5 million and $7.1 million, respectively, of retirement assets recorded in property and equipment, net on the Consolidated Balance Sheets.